As filed with the Securities and Exchange Commission on 12/10/12

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22592

DoubleLine Opportunistic Credit Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Item 1. Reports to Stockholders.

Annual Report

September 30, 2012

DoubleLine Opportunistic Credit Fund

NYSE: DBL

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	September 30, 2012	3

President’s Letter

Dear Shareholder:

On behalf of the team at DoubleLine, I am pleased to deliver the first Annual Report for the DoubleLine Opportunistic Credit Fund (NYSE: DBL, the “Fund”) covering the period from January 27, 2012 (the Fund’s inception date) through September 30, 2012. On the following pages, you will find specific information regarding the Fund’s operations and holdings. Since the Fund was launched near the end of January, the reporting period is approximately eight months. DoubleLine continues to strive to deliver superior risk-adjusted returns while working to avoid crossing the double line of risk on the road to successful investing.

Management’s Discussion of Fund Performance:

For the period January 27, 2012 (inception) to September 30, 2012, the Fund’s total return based on the net asset value (“NAV”) was 9.48%, outperforming the Barclays’ Capital U.S. Aggregate Bond Index by 5.9% (9.48% versus 3.58%). On a market price basis the Fund’s return was 13.43%. Over this period, interest rates fell with the 2-year Treasury rate down 8 basis points (bps) to 0.25%, the 5-year Treasury rate down 56 bps to 0.48%, and the 10-year Treasury rate down 88 bps to 1.33%. Despite the drop in rates and the Fund’s lower duration, the Fund still outperformed over the time period. Prices on the Agency CMOs were up with both lower coupon passthroughs and fixed-rate CMOs outperforming. The Agency inverse interest-only holdings in the portfolio continue to generate high cash flows due to the low short-term interest rates and relatively slow prepayments. In the non-Agency mortgage sector, prices were up significantly for all sub-sectors. The Alt-A securities held in the Fund were the best performing sector over the reporting period.

Period from 1-27-12 (inception) to 9-30-12
NAV return	9.48%
Market price return	13.43%
Barclays US Aggregate Index	3.58%

Markets:

Agency MBS

The Agency mortgage market returned 2.38% for the period January 31, 2012 through September 30, 2012. Lower coupon mortgages were up while higher coupon mortgages were flat to down in price over this time period. The lower coupons were up partly due to the QE3 announcement of a third round of quantitative easing (QE3) as the size of the program was larger than what the market was expecting. The Fed will be buying mainly lower coupon mortgages in this program to the size of $40 billion of Agency mortgages a month in QE3. Keep in mind that one of the mandates in the extension of Operation Twist was reinvestment back into mortgages for the paydowns of the Fed’s mortgage portfolio purchased in QE1. This number amounts to around $25 billion a month. These two conditions bring the Fed’s total monthly additions to $65 billion. The market is producing between $120 and $150 billion of new mortgages a month so the Fed is buying about one half of all reporting new mortgages. Additionally, higher coupon mortgage performance has been hurt by faster prepayment speeds partly caused by HARP 2.0.

The Mortgage Bankers Association (MBA) Refinance Index is much higher than it has been over the past couple of years, which should come as no surprise as 10-Year U.S. Treasury rates have fallen by almost 200 bps over past two years.

4	DoubleLine Opportunistic Credit Fund

We do not expect aggregate prepayment speeds to increase significantly in the short-term, however, and future changes in prepayment speeds are just as likely to come from further government intervention as it is from borrowers being able to take advantage of lower rates on their own. At the same time we recognize that rates have come down and many borrowers do have the financial wherewithal to refinance. These borrowers, who mostly reside in lower coupon mortgages, should be responsive to any further reduction in interest rates.

The future of the Government Sponsored Enterprises (GSEs) is still to be determined, even following the FHFA’s recently released white paper on the very topic. We expect that this issue will be much discussed and debated over the coming months. Their future role will be influenced by the next Congress and whichever political U.S. party is in power. Whatever is eventually decided upon should not affect existing securities but we think instead should focus on future originations.

Non-Agency MBS

During the period, prices in the non-Agency MBS sector were higher in spite of the supply and legal/legislative concerns. The sector continues to provide better price performance, and improvements, in severities and defaults.

	Non-Agency MBS Indices Closing Prices
	1/31/2012	9/28/2012	% Change
ABX 06-2 AAA	50.63	58.45	7.82
ABX 07-1 AAA	38.81	47.02	8.21
PrimeX FRM1[1]	104.72	109.46	4.74
PrimeX FRM2[1]	95.97	99.58	3.61
Source: Morgan Stanley

[1]	PrimeX FRM—PrimeX Fixed Rate Mortgage.

Tradable supply for non-Agency MBS increased during this period, helped in part by the liquidation of the Maiden Lane portfolio, as well as short-term holders selling positions as prices rose. Throughout the period, the average monthly BWIC (Bids Wanted in Competition) supply exceeded $20 billion.

Annual Report	September 30, 2012	5

President’s Letter  (Cont.)

There was significant legal and congressional activity during this period as well: an Attorney General settlement worth $25 billion with the five largest originators, the introduction of a bill by Senator Dianne Feinstein of California to refinance all existing ‘underwater’ current non-Agency mortgages, the Boxer-Menendez bill designed to make Home Affordable Refinance Program (HARP) refinancing on Agency mortgages easier, and a new and untested use of eminent domain as a way to buy performing mortgages out of non-Agency pools. The eminent domain issue has had an interesting effect of uniting the entire mortgage investment community against this type of activity, including DoubleLine’s on-going communication with trade groups, communities and other investors to seek an alternative approach, in our opinion, to a potentially damaging and illegal attack on non-Agency mortgage securities.

On behalf of the team at DoubleLine, we thank you for your support of the Fund. We value the trust you have placed in us and if you have any questions please do not hesitate to call 877-DLINE11 (354-6311).

Sincerely,

Ronald R. Redell

Chairman of the Board of Trustees

November 1, 2012

Opinions expressed herein are as of September 30, 2012 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund.

The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition. Securities and indices discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

As the Fund is newly organized, its shares have limited history of operations and public trading. Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s daily New York Stock Exchange closing prices, net asset values per share, as well as other information are available at http://www.doubleline.com/opp-credit-fund-overview.php or by calling the Funds’ shareholder servicing agent at (877) 354-6311.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by net asset value (NAV), often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and

6	DoubleLine Opportunistic Credit Fund

non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doubleline.com/opp-credit-fund-overview.php.

This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and DoubleLine undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions:

Basis point is a unit that is equal to 1/100 of 1% and is used to denote the change in a financial instrument.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Barclays Capital U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays Capital U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

MBA Refinance Index—The Mortgage Bankers Association (MBA) Refinance Index covers all mortgage applications to refinance an existing mortgage. The Index includes conventional and government refinances, regardless of product (fixed-rate or adjustable-rate mortgages) or coupon rate refinanced into or out of.

ABX Index —This index consists of the 20 most liquid credit default swaps (CDS) on U.S. home equity asset-backed securities (ABS) and is used to hedge asset-backed exposure or to take a position in the subprime mortgage asset class. The ABX Index has four series (06-1, 06-2, 07-1 and 07-2) with five tranches per series. The ABX 07-1 AAA Index references underlying collateral of that 2007 vintage and AAA credit quality type, just as the ABX 06-2 AAA Index references underlying collateral of the 2006 vintage and AAA credit quality type.

PrimeX—This index is a synthetic credit default swap (CDS) index which references non-Agency, prime residential mortgage-backed securities (RMBS). There are 20 prime RMBS deals referenced from the 2005, 2006, and 2007 vintages. The vintages separate the PrimeX into four sub indices by cut-off dates and collateral type. The PrimeX Fixed-Rate Mortgage (FRM) 1 and FRM 2 are two of these sub indices that contain specific underlying collateral and vintage types.

One cannot invest directly in an index.

Annual Report	September 30, 2012	7

Schedule of Investments  DoubleLine Opportunistic Credit Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 0.4%

	LCM LP,
$1,500,000	Series 11A-INC	18.5%	^# @	04/19/2022	1,530,000

	Total Collateralized Loan Obligations (Cost $1,451,151)				1,530,000

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 1.4%

	JP Morgan Chase Commercial Mortgage Securities Corporation,
43,843,914	Series 2012-CBX-XA	2.06%	# I/O	06/16/2045	5,130,966

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,918,261)				5,130,966

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 52.5%

	Adjustable Rate Mortgage Trust,
4,972,853	Series 2006-1-2A1	3.33%	#	03/25/2036	3,491,248

	Banc of America Alternative Loan Trust,
3,610,710	Series 2005-8-2CB1	6.00%		09/25/2035	2,825,343

	Banc of America Funding Corporation,
4,727,803	Series 2006-A-4A1	5.17%	#	02/20/2036	3,872,733

	BCAP LLC Trust,
5,269,567	Series 2010-RR6-2216	4.90%	#^	06/26/2036	2,322,456
3,942,530	Series 2010-RR6-6A2	6.02%	#^	07/26/2037	2,848,565

	Chaseflex Trust,
5,195,803	Series 2007-1-1A1	6.50%		02/25/2037	3,301,918

	Citicorp Mortgage Securities, Inc.,
1,875,000	Series 2006-2-IA14	5.50%		04/25/2036	1,717,004

	Citigroup Mortgage Loan Trust, Inc.,
2,356,627	Series 2006-8-A4	19.07%	#^ I/F	10/25/2035	3,016,483
4,399,516	Series 2010-9-3A7	9.83%	^	01/25/2036	3,232,547
5,860,374	Series 2010-9-4A3	7.46%	#^	09/25/2035	4,486,283

	Citimortgage Alternative Loan Trust,
7,058,590	Series 2007-A4-IA6	5.75%		04/25/2037	5,398,731
5,727,400	Series 2007-A6-IA16	6.00%		06/25/2037	4,661,376

	Countrywide Alternative Loan Trust,
3,913,654	Series 2005-85CB-2A5	1.32%	#	02/25/2036	2,452,149
826,502	Series 2005-85CB-2A6	20.84%	# I/F	02/25/2036	1,043,725

	Countrywide Home Loans,
8,928,253	Series 2006-HYB1-3A1	2.80%	#	03/20/2036	5,345,792

	Credit Suisse Mortgage Capital Certificates,
7,000,820	Series 2006-5-3A3	6.50%		06/25/2036	3,952,246
1,935,455	Series 2006-9-2A1	5.50%		11/25/2036	1,752,553
2,939,031	Series 2006-9-6A14	6.00%		11/25/2036	2,721,284

	First Horizon Asset Securities, Inc.,
4,073,341	Series 2007-AR3-2A2	5.88%	#	11/25/2037	3,656,412

	GSAA Home Equity Trust,
6,843,259	Series 2007-8-A2	0.57%	#	08/25/2037	4,941,908

	Indymac Mortgage Loan Trust,
3,998,651	Series 2005-AR1-2A1	3.52%	#	11/25/2035	3,456,444
6,080,338	Series 2005-AR23-6A1	4.95%	#	11/25/2035	5,060,775
4,500,000	Series 2007-FLX1-A2	0.40%	#	02/25/2037	4,175,620

	JP Morgan Alternative Loan Trust,
4,444,047	Series 2006-S1-2A5	5.50%		02/25/2021	4,151,082

	JP Morgan Research Trust,
5,959,786	Series 2011-1-1A10	8.12%	#^	12/26/2036	3,648,581
7,719,314	Series 2011-1-2A10	6.98%	#^	06/26/2037	4,968,151

	Lehman Mortgage Trust,
6,947,507	Series 2007-10-1A1	6.00%		01/25/2038	6,721,932
4,412,161	Series 2007-4-1A3	5.75%		05/25/2037	3,046,207

	Lehman XS Trust,
3,884,050	Series 2005-2-1A2	0.57%	#	08/25/2035	3,411,217

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MASTR Asset Securitization Trust,
$3,701,476	Series 2007-2-A3	6.25%		01/25/2038	3,514,501

	Nomura Resecuritization Trust,
5,023,133	Series 2010-2RA-A2	5.50%	^	01/26/2036	4,118,969

	RBSGC Structured Trust,
3,894,329	Series 2008-B-A1	6.00%	^	06/25/2037	3,137,322

	Residential Accredit Loans, Inc.,
4,257,283	Series 2005-AS14-3A1	6.00%		09/25/2035	3,907,053
6,349,312	Series 2005-QS13-2A3	5.75%		09/25/2035	5,302,447
4,553,382	Series 2006-QS10-A1	6.00%		08/25/2036	3,327,452
9,055,236	Series 2006-QS7-A3	6.00%		06/25/2036	6,713,380
2,307,844	Series 2007-QS1-1A1	6.00%		01/25/2037	1,713,590
9,476,298	Series 2007-QS3-A1	6.50%		02/25/2037	7,093,156
4,133,975	Series 2007-QS6-A1	0.55%	#	04/25/2037	2,101,116
4,376,602	Series 2007-QS6-A102	5.75%		04/25/2037	3,111,403
941,740	Series 2007-QS6-A2	53.78%	# I/F	04/25/2037	2,163,533

	Residential Asset Securities Corporation,
3,037,133	Series 2006-EMX2-A2	0.42%	#	02/25/2036	2,691,872
5,539,442	Series 2006-EMX6-A3	0.37%	#	07/25/2036	4,361,543

	Residential Asset Securitization Trust,
2,739,480	Series 2006-A6-1A12	6.88%	# I/F I/O	07/25/2036	790,266
2,708,707	Series 2006-A6-1A9	6.00%		07/25/2036	1,711,597
8,835,646	Series 2007-A2-1A2	6.00%		04/25/2037	7,679,033
4,253,859	Series 2007-A7-A1	6.00%		07/25/2037	3,400,944

	Residential Funding Mortgage Securities Trust,
3,518,236	Series 2007-S2-A4	6.00%		02/25/2037	3,229,043
4,183,800	Series 2007-S6-1A10	6.00%		06/25/2037	3,595,627

	Structured Adjustable Rate Mortgage Loan Trust,
4,436,282	Series 2006-1-2A2	4.52%	#	02/25/2036	3,562,556

	Structured Asset Securities Corporation,
6,541,000	Series 2005-11H-A3	5.50%		06/25/2035	4,318,777

	Washington Mutual Mortgage Pass-Through Certificates,
7,134,576	Series 2006-8-A4	6.00%	#	10/25/2036	4,874,952

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $178,970,888)				192,100,897

US GOVERNMENT/AGENCY MORTGAGE BACKED OBLIGATIONS 39.8%

	Federal Home Loan Mortgage Corporation,
3,229,678	Series 3211-SI	26.74%	# I/F I/O	09/15/2036	2,236,200
6,678,040	Series 3236-ES	6.48%	# I/F I/O	11/15/2036	1,256,172
5,248,605	Series 3292-SD	5.88%	# I/F I/O	03/15/2037	699,453
10,789,986	Series 3314-SH	6.18%	# I/F I/O	11/15/2036	1,341,076
2,413,447	Series 3317-DS	14.45%	# I/F	05/15/2037	3,042,331
9,548,218	Series 3330-KS	6.33%	# I/F I/O	06/15/2037	1,238,759
4,496,415	Series 3339-AI	6.33%	# I/F I/O	07/15/2037	619,723
11,452,169	Series 3339-TI	5.92%	# I/F I/O	07/15/2037	2,060,842
8,717,999	Series 3374-SD	6.23%	# I/F I/O	10/15/2037	1,232,257
7,855,545	Series 3382-SU	6.08%	# I/F I/O	11/15/2037	1,016,123
6,837,900	Series 3423-GS	5.43%	# I/F I/O	03/15/2038	625,822
7,354,017	Series 3508-PS	6.43%	# I/F I/O	02/15/2039	1,130,023
6,130,073	Series 3725-CS	5.78%	# I/F I/O	05/15/2040	896,009
11,634,281	Series 3815-ST	5.63%	# I/F I/O	02/15/2041	1,477,381
1,174,966	Series 3905-SC	21.60%	# I/F	08/15/2041	2,370,050
7,661,126	Series 3924-SJ	5.78%	# I/F I/O	09/15/2041	1,149,190
6,553,161	Series 3997-LZ	3.50%		02/15/2042	6,781,890
7,164,976	Series 3998-AZ	4.00%		02/15/2042	7,682,441
2,537,119	Series 4003-ST	6.50%	# I/F	11/15/2041	2,564,505
6,404,711	Series 4011-S	7.12%	# I/F	03/15/2042	6,529,491
7,070,234	Series 4057-ZA	4.00%		06/15/2042	8,076,830
3,640,729	Series 4076-SH	6.70%	# I/F	07/15/2042	3,587,827
6,040,067	Series 4084-TZ	4.00%		07/15/2042	6,491,755

	Federal National Mortgage Association,
5,607,909	Series 2005-104-SI	6.48%	# I/F I/O	12/25/2033	607,334
2,074,046	Series 2005-72-WS	6.53%	# I/F I/O	08/25/2035	263,456
11,028,960	Series 2006-117-SQ	6.33%	# I/F I/O	12/25/2036	1,602,195
6,707,705	Series 2006-119-HS	6.43%	# I/F I/O	12/25/2036	942,530
9,919,627	Series 2007-20-S	6.52%	# I/F I/O	03/25/2037	1,526,468
5,775,723	Series 2007-21-SD	6.26%	# I/F I/O	03/25/2037	773,230

8	DoubleLine Opportunistic Credit Fund	See Accompanying Notes

September 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$3,941,684	Series 2007-30-IE	6.52%	# I/F I/O	04/25/2037	759,769
11,033,710	Series 2007-40-SA	5.88%	# I/F I/O	05/25/2037	1,578,437
5,006,095	Series 2007-48-SE	5.88%	# I/F I/O	05/25/2037	697,406
7,754,578	Series 2007-64-LI	6.34%	# I/F I/O	07/25/2037	1,146,338
7,042,701	Series 2007-68-SA	6.43%	# I/F I/O	07/25/2037	975,425
4,908,846	Series 2008-5-GS	6.03%	# I/F I/O	02/25/2038	732,199
10,384,610	Series 2008-68-SB	5.88%	# I/F I/O	08/25/2038	1,708,208
8,024,315	Series 2009-111-SE	6.03%	# I/F I/O	01/25/2040	884,449
4,246,513	Series 2009-12-CI	6.38%	# I/F I/O	03/25/2036	876,403
14,738,217	Series 2009-26-SM	6.13%	# I/F I/O	08/25/2038	1,635,473
6,662,070	Series 2009-47-SA	5.88%	# I/F I/O	07/25/2039	766,076
5,603,388	Series 2009-48-WS	5.73%	# I/F I/O	07/25/2039	709,528
3,403,438	Series 2009-67-SA	4.93%	# I/F I/O	07/25/2037	385,107
9,173,336	Series 2009-87-SA	5.78%	# I/F I/O	11/25/2049	1,193,614
11,321,969	Series 2009-91-SD	5.93%	# I/F I/O	11/25/2039	1,439,733
4,566,709	Series 2010-115-SD	6.38%	# I/F I/O	11/25/2039	521,637
10,018,147	Series 2010-11-SC	4.58%	# I/F I/O	02/25/2040	790,818
10,511,441	Series 2010-15-SL	4.73%	# I/F I/O	03/25/2040	1,006,034
12,146,751	Series 2010-19-AI	5.00%	I/O	08/25/2037	518,270
5,022,999	Series 2010-19-SA	5.18%	# I/F I/O	03/25/2050	634,218
7,929,746	Series 2010-31-SB	4.78%	# I/F I/O	04/25/2040	856,685
11,849,477	Series 2010-39-SL	5.45%	# I/F I/O	05/25/2040	1,443,624
11,550,774	Series 2010-40-EI	4.50%	I/O	05/25/2024	684,576
8,930,979	Series 2010-8-US	4.58%	# I/F I/O	02/25/2040	838,167
8,978,099	Series 2010-9-GS	4.53%	# I/F I/O	02/25/2040	719,155
14,684,125	Series 2011-114-S	5.78%	# I/F I/O	09/25/2039	1,872,107
5,334,199	Series 2011-146-US	6.70%	# I/F	01/25/2042	5,435,501
762,469	Series 2011-40-SA	9.46%	# I/F	09/25/2040	800,146
2,766,980	Series 2011-55-BZ	3.50%		06/25/2041	2,918,848
6,426,092	Series 2011-58-SA	6.33%	# I/F I/O	07/25/2041	1,348,491
13,320,120	Series 2011-5-PS	6.18%	# I/F I/O	11/25/2040	1,236,274
7,164,976	Series 2012-15-PZ	4.00%		03/25/2042	7,942,988
1,925,948	Series 2012-16-BS	41.70%	# I/F	03/25/2042	2,451,438
4,094,272	Series 2012-22-AZ	4.00%		03/25/2042	4,553,553
11,968,295	Series 2012-29-SG	5.78%	# I/F I/O	04/25/2042	1,111,626
2,886,146	Series 2012-50-ST	6.70%	# I/F	05/25/2042	2,924,714
3,987,754	Series 2012-55-SC	6.63%	# I/F	05/25/2042	4,042,183
2,920,991	Series 2012-82-SC	7.12%	# I/F	08/25/2042	2,982,444
3,372,265	Series 374-19	6.50%	I/O	09/01/2036	606,837

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association,
$5,579,853	Series 2009-104-SD	6.13%	# I/F I/O	11/16/2039	900,511
5,038,936	Series 2010-98-IA	5.95%	I/O	03/20/2039	517,449
18,833,393	Series 2011-56-BS	5.88%	# I/F I/O	11/16/2036	1,950,103
20,411,811	Series 2011-56-KS	5.88%	# I/F I/O	08/16/2036	2,203,297
6,299,473	Series 2011-69-SB	5.13%	# I/F I/O	05/20/2041	871,302
10,205,597	Series 2011-71-SG	5.18%	# I/F I/O	05/20/2041	1,360,052
11,374,238	Series 2011-72-AS	5.16%	# I/F I/O	05/20/2041	1,508,864
13,732,908	Series 2011-89-SA	5.23%	# I/F I/O	06/20/2041	1,838,607
5,073,364	Series 2012-34-LI	6.00%	# I/F I/O	12/16/2039	968,474

	Total US Government/Agency Mortgage Backed Obligations (Cost $143,386,155)				145,668,521

SHORT TERM INVESTMENTS 5.8%
21,357,647	Fidelity Institutional Government Portfolio	0.01%	♦		21,357,647

	Total Short Term Investments (Cost $21,357,647)				21,357,647

	Total Investments 99.9% (Cost $350,084,102)				365,788,031
	Other Assets in Excess of Liabilities 0.1%				316,318

	NET ASSETS 100.0%				$366,104,349

PORTFOLIO HOLDINGS as % of Net Assets
Non-Agency Residential Collateralized Mortgage Obligations	52.5%
US Government / Agency Mortgage Backed Obligations	39.8%
Short Term Investments	5.8%
Non-Agency Commercial Mortgage Backed Obligations	1.4%
Collateralized Loan Obligations	0.4%
Other Assets and Liabilities	0.1%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2012, the value of these securities amounted to $33,309,357 or 9.1% of net assets.
#	Variable rate security. Rate disclosed as of September 30, 2012.
I/O	Interest only security
I/F	Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates
♦	Seven-day yield as of September 30, 2012
@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of September 30, 2012.

See Accompanying Notes	Annual Report	September 30, 2012	9

Statement of Assets and Liabilities	September 30, 2012

ASSETS
Investments in Securities, at Value*	$344,430,384
Short-term Securities*	21,357,647
Interest and Dividends Receivable	2,378,986
Prepaid Expenses and Other Assets	5,789
Total Assets	368,172,806

LIABILITIES
Payable for Investments Purchased	1,528,433
Investment Advisory Fees Payable	300,264
Accrued Expenses	139,877
Administration, Fund Accounting and Custodian Fees Payable	97,580
Transfer Agent Expenses Payable	2,303
Total Liabilities	2,068,457
Net Assets	$366,104,349

NET ASSETS CONSIST OF:
Common Stock ($0.00001 par value)	$147
Additional Paid-in Capital	350,675,005
Undistributed Net Investment Income	5,089,361
Accumulated Net Realized Loss on Investments	(5,364,093)
Net Unrealized Appreciation on Investment Securities	15,703,929
Net Assets	$366,104,349

*Identified Cost:
Investments in Securities	$328,726,455
Short-term Securities	$21,357,647

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	14,718,164
Net Asset Value per Share	$24.87

10	DoubleLine Opportunistic Credit Fund	See Accompanying Notes

Statement of Operations	For the Period Ended September 30, 2012[1]

INVESTMENT INCOME
Income:
Interest	$20,004,551
Total Investment Income	20,004,551
Expenses:
Investment Advisory Fees	2,333,787
Administration, Fund Accounting and Custodian Fees	378,045
Professional Fees	186,130
Trustees’ Fees and Expenses	99,154
Shareholder Reporting Expenses	40,190
Registration Fees	23,070
Transfer Agent Expenses	9,746
Miscellaneous Expenses	6,002
Insurance Expenses	5,364
Total Expenses	3,081,488

Net Investment Income	16,923,063

UNREALIZED GAIN ON INVESTMENTS
Net Change in Unrealized Appreciation of Investment Securities	15,703,929
Net Unrealized Gain on Investments	15,703,929

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,626,992

[1]	The Fund commenced operations on January 27, 2012.

See Accompanying Notes	Annual Report	September 30, 2012	11

Statement of Changes in Net Assets	For the Period Ended September 30, 2012[1]

OPERATIONS
Net Investment Income	$16,923,063
Net Change in Unrealized Appreciation of Investments	15,703,929
Net Increase in Net Assets Resulting from Operations	32,626,992

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(17,197,795)

Total Distributions to Shareholders	(17,197,795)

NET SHARE TRANSACTIONS
Increase in Net Assets Resulting from Net Share Transactions	350,675,152

Total Increase in Net Assets	$366,104,349

NET ASSETS
Beginning of Period	$—
End of Period	$366,104,349

Undistributed Net Investment Income	$5,089,361

[1]	The Fund commenced operations on January 27, 2012.

12	DoubleLine Opportunistic Credit Fund	See Accompanying Notes

Statement of Cash Flows	For the Period Ended September 30, 2012[1]

CASH FLOWS USED IN OPERATING ACTIVITIES
Net Increase in Net Assets Resulting from Operations	$32,626,992
Adjustments to reconcile the increase in net assets from operations to net cash used in operating activities:
Purchases of long-term investments	(399,053,111)
Proceeds from disposition of long-term investments	66,675,830
Net proceeds from (purchases of) short-term investments	(21,328,450)
Net amortization (accretion) of premiums/discounts	3,621,629
(Increase) Decrease in:
Receivable for Interest and Dividends	(2,378,986)
Prepaid expenses and other assets	(5,789)
Increase (Decrease) in:
Payable for investments purchased	1,528,433
Payable to Adviser	300,264
Accrued expenses and other liabilities	239,760
Net change in unrealized depreciation (appreciation) of investments	(15,703,929)
Net cash used in operating activities	(333,477,357)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
Additional paid-in capital from Common Stock Issuance	350,385,621
Cash dividends paid to common stockholders	(16,908,264)
Net cash provided by financing activities	333,477,357

NET CHANGE IN CASH	—
Cash at Beginning of Period	—
Cash at End of Period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional paid-in capital from Dividend Reinvestment	$289,531

[1]	The Fund commenced operations on January 27, 2012.

See Accompanying Notes	Annual Report	September 30, 2012	13

Financial Highlights	Period Ended September 30, 2012[1]

Net Asset Value, Beginning of Period[6]	$23.83

Income from Investment Operations:
Net Investment Income[3]	1.18
Net Gain on Investments	1.06
Total from Investment Operations	2.24

Less Distributions:
Distributions from Net Investment Income	(1.20)
Total Distributions	(1.20)

Net Asset Value, End of Period	$24.87
Market Price, End of Period	$27.07
Total Investment Return[4,5]	13.43%

Supplemental Data:
Net Assets, End of Period (000’s)	$366,104
Ratios to Average Net Assets:
Expenses[2]	1.30%
Net Investment Income[2]	7.13%
Portfolio Turnover Rate	10.79%

[1]	The Fund commenced operations on January 27, 2012.
[2]	Annualized.
[3]	Calculated based on average shares outstanding during the period.
[4]	Total investment return is computed based upon the Fund’s net asset value at the beginning of the period and the New York Stock Exchange market price of the Fund’s shares at the end of the period and excludes the effect of brokerage commissions, sales load and offering expenses. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[5]	Not Annualized.
[6]	Net Asset Value, beginning of period, reflects a deduction of $1.17 per share of sales load and offering expenses from the initial public offering price of $25.00 per share.

14	DoubleLine Opportunistic Credit Fund	See Accompanying Notes

Notes to Financial Statements	September 30, 2012

1.  Organization

DoubleLine Opportunistic Credit Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on July 22, 2011 and commenced operations on January 27, 2012. The Fund is listed on the New York Stock Exchange under the symbol “DBL”. The Fund’s investment objective is to seek high total investment return by providing a high level of current income and the potential for capital appreciation.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Unobservable inputs developed using the reporting entity’s estimates and assumptions, which reflect those that market participants would use

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors value such securities based on one or more inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities, in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy.

Fixed-income class	Examples of Standard Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard input”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds and notes of government and government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market value. As of September 30, 2012, the Fund did not hold securities fair valued by the Valuation Committee.

.

Annual Report	September 30, 2012	15

Notes to Financial Statements  (Cont.)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 20121:

Valuation Inputs
Investments in Securities
Level 1
Short Term Investments	$21,357,647
Total Level 1	21,357,647
Level 2
Collateralized Loan Obligations	1,530,000
Non-Agency Commercial Mortgage Backed Obligations	5,130,966
Non-Agency Residential Collateralized Mortgage Obligations	192,100,897
US Government / Agency Mortgage Backed Obligations	145,668,521
Total Level 2	344,430,384
Level 3	—
Total	$365,788,031

See	the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into and out of Level 1, 2, and 3 during the period ended September 30, 2012.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income is recorded on the ex-dividend date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statements of operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The net asset value (“NAV”) per share of a the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s net asset value will not be calculated on the days on which the NYSE is closed for trading.

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business,

16	DoubleLine Opportunistic Credit Fund

September 30, 2012

the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

H. Organizational and Offering Costs. The Adviser has agreed to reimburse all organizational expenses of the Fund and to pay all offering costs (other than the sales load) that exceed $0.05 per share. The Fund’s share of offering costs of $735,122 was recorded as a reduction of proceeds from the sale of shares.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owns 4,388 shares of the Fund.

4.  Purchases and Sales of Securities

For the period January 27, 2012 (commencement of operations) to September 30, 2012, purchases and sales of investments, excluding short-term securities, were $359,054,980 and $26,352,121, respectively. There were no transactions in U.S. Government securities (defined as U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund for the period ended September 30, 2012 was as follows:

Distributions Paid From:
Ordinary Income	$17,197,795
Total Distributions Paid	$17,197,795

The cost basis of investments for federal income tax purposes at September 30, 2012 was as follows:

Tax Cost of Investments	$328,726,455
Gross Tax Unrealized Appreciation	21,166,090
Gross Tax Unrealized Depreciation	(5,462,161)
Net Tax Unrealized Appreciation	$15,703,929

As of September 30, 2012, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation	$15,703,929
Undistributed Ordinary Income	5,089,361
Total Distributable Earnings	5,089,361
Other Accumulated Losses	(5,364,093)
Total Accumulated Earnings	$15,429,197

At September 30, 2012, the following capital loss carryforward was available for the Fund:

Capital Loss Carryforward	Expires
$5,364,093	Indefinite

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. At September 30, 2012, the Fund deferred, on a tax basis, no post-October losses.

Annual Report	September 30, 2012	17

Notes to Financial Statements  (Cont.)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to paydown losses. For the period ended September 30, 2012, the following table shows the reclassifications made to the Fund:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
$5,364,093	$(5,364,093)	$—

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Shares	Amount
Shares Sold	14,706,628	$350,385,621
Reinvested Dividends	11,536	289,531
Net Share Transactions	14,718,164	$350,675,152
Beginning Shares	—
Ending Shares	14,718,164

7.  Trustees’ Fees

Trustees who are not affiliated with the Adviser received, as a group, fees and expenses of $99,154 from the Fund since the Fund’s inception on January 27, 2012. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s net asset value, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•	market discount risk: The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•	issuer risk: The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•	investment and market risk: An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries.

•	issuer non-diversification risk: The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

•	credit risk: Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•	mortgage-backed securities risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

•	inverse floaters and related securities risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security.

•	high yield risk (“junk bonds”): Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments than are the prices of higher grade securities.

18	DoubleLine Opportunistic Credit Fund

September 30, 2012

•	interest rate risk: Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates.

•	foreign (non-U.S.) investment risk: The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree.

•	foreign currency risk: The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•	credit default swaps risk: Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•	leverage risk: Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•	derivatives risk: Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, currency, interest rate or index.

•	counterparty risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

9.  Recently Issued Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. Management assessed the requirements of this ASU and concluded that there is no material impact on the Fund’s financial statements.

10.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Annual Report	September 30, 2012	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the DoubleLine Opportunistic Credit Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of DoubleLine Opportunistic Credit Fund (hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period from January 27, 2012 (Commencement of Operations) to September 30, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 27, 2012

20	DoubleLine Opportunistic Credit Fund

Federal Tax Information	(Unaudited)

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2012 was as follows:

Dividends Received Deduction	0.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Annual Report	September 30, 2012	21

Trustees and Officers

Name, Address, and Year of Birth(1)	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Class I (2013)*/Since Inception	President of Remo Consultants, Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities, LLC.	6	None

John C. Salter, 1957	Trustee	Class II (2014)*/Since Inception	California Desk Manager/Broker of Chapdelaine & Co. Formerly, Partner at Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	6	None

Raymond B. Woolson, 1958	Trustee	Class III (2015)*/Since Inception	President of Apogee Group, Inc., a company providing financial consulting services.	6	None

(1) The address of each Independent Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, and DoubleLine Low Duration Bond Fund, each a series of DoubleLine Funds Trust.

The following Trustee is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Adviser.

Name, Address, and Year of Birth(1)	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee

Interested Trustee

Ronald R. Redell, 1970	Trustee, President and Chief Executive Officer	Class III (2015)*/Since Inception	Trustee, President and Chief Executive Officer of DoubleLine Opportunistic Credit Fund (since July 2011); President of DoubleLine Funds Trust (since January 2010); Executive Vice President of DoubleLine Capital LP (since July 2010); prior thereto, President and CEO of TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	1	None

(1) The address of the Interested Trustee is DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

* The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholder meeting held in the year indicated above.

Change to Board of Trustees

Effective September 5, 2012, Robert Untracht resigned as a Trustee of the Fund.

Officers

The principal officers of the Fund who are not also Trustees of the Fund are:

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since Inception

Treasurer and Principal Financial and Accounting Officer of DoubleLine Opportunistic Credit Fund (since July 2011); Treasurer and Principal Financial and Accounting Officer of DoubleLine Funds Trust (since October 2011); prior thereto, Assistant Treasurer of DoubleLine Funds Trust; Director of Operations, Mutual Funds and Southern Wholesaler of DoubleLine Capital LP since December 2009); prior thereto, Senior Vice President of TCW.

Keith T. Kirk, 1963	Chief Compliance Officer	Indefinite/Since May 2012

Chief Compliance Officer of DoubleLine Opportunistic Credit Fund (since May 2012); Chief Compliance Officer of DoubleLine Funds Trust (since May 2012); Chief Compliance Officer of DoubleLine Capital LP (since January 2012), Independent Compliance Consultant (from September 2009 through December 2011), Chief Compliance Officer of Metropolitan West Asset Management LLC (September 2004 through August 2009)

Louis C. Lucido, 1950	Secretary	Indefinite/Since Inception

Secretary of DoubleLine Opportunistic Credit Fund (since July 2011); Chief Operating Officer of DoubleLine Capital LP (since June 2010); Secretary of DoubleLine Funds Trust (since January 2010); Executive Vice President of DoubleLine Capital LP (from December 2009 through May 2010); prior thereto, Group Managing Director at TCW.

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since March 2012

Assistant Treasurer of DoubleLine Opportunistic Credit Fund (since March 2012); Assistant Treasurer of DoubleLine Funds Trust (since March 2012); Assistant Treasurer of the private funds of Western Asset Management Company (from December 2004 through March 2012).

Cris Santa Ana, 1965	Vice President	Indefinite/Since April 2011

Vice President of DoubleLine Opportunistic Credit Fund (since July 2011);
Vice President of DoubleLine Funds Trust (since April 2011); Chief Risk Officer of DoubleLine Capital LP (since June 2010); Chief Operating Officer of
DoubleLine Capital LP (from December 2009 through May 2010); prior thereto, Managing Director at TCW.

22	DoubleLine Opportunistic Credit Fund

(Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012

General Counsel at DoubleLine Capital LP (since April 2010); prior thereto,
Director at Barclays Capital and Agency; General Manager of Barclays Bank
PLC’s California-based banking operations beginning in October 2007. Prior to Barclays, Mr. Lariscy served as Vice President/Associate General Counsel to
TCW since January 2006 and worked as outside counsel with Linklaters in
New York.

David Kennedy, 1964	Vice President	Indefinite/Since May 2012

Vice President of DoubleLine Opportunistic Credit Fund (since May 2012);
Vice President of DoubleLine Funds Trust (since May 2012); Director, Trading and Settlements at DoubleLine Capital LP (since December 2009); prior thereto, Senior Vice President of TCW.

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September, 2012	Vice President of DoubleLine Opportunistic Credit Fund (since September
2012); Vice President of DoubleLine Funds Trust (since September 2012);
Director of Operations of DoubleLine Capital LP (since September 2012);
prior thereto, Manager at Western Asset Management Company.

(1) The address of each officer is DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Annual Report	September 30, 2012	23

Information About Proxy Voting	(Unaudited)

Information about how the Fund voted proxies relating to portfolio securities held during the most recent 12 month period ended June 30 is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s web site at http://www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the fund’s website. The disclosure will be made by posting the annual, semi-annual and Form N-Q regulatory filings on the fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

24	DoubleLine Opportunistic Credit Fund

Dividend Reinvestment Plan	(Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters” below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (877) DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Opportunistic Credit Fund on all correspondence.

Annual Report	September 30, 2012	25

Privacy Notice	(Unaudited)

What Does DoubleLine Do With Your Personal Information

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

26	DoubleLine Opportunistic Credit Fund

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	info@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

ABAX Brokerage Services LLC

88 Pine Street

Suite 2430

New York, NY 10005

Administrator and Transfer Agent:

U.S. Bancorp Fund

Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center

Drive, Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

350 South Grand Avenue

Los Angeles, CA 90071

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

info@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$40,900	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$9,311	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2012	FYE 9/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2012	FYE 9/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant’s audit committee members, consisting solely of independent trustees are Joseph J. Ciprari, John C. Salter, and Raymond B. Woolson.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

DoubleLine Funds Trust

DoubleLine Capital, LP

DoubleLine Private Funds

DoubleLine Opportunistic Credit Fund

Proxy Voting, Corporate Actions and Class Actions

August 2011

I.	Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP (“DoubleLine”, the “Adviser” or the “Firm”),DoubleLine Funds Trust (the “Trust”) and each of its series (each a “Fund”)and the DoubleLine Opportunistic Credit Fund (“DOC” (DOC and a Fund collectively are “Funds”) to provide a method of monitoring proxy voting and actions taken with regard to corporate actions and class actions, to provide a method of reporting the actions taken appropriately andto meet regulatory requirements and client needs. DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Clients”) pursuant to contractual delegation of such authority. Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities), each of which is a “Private Fund” and collectively “Private Funds”) managed by DoubleLine also adopts this policy.

The Funds and the Private Funds rely upon DoubleLine to provide advice as to how and when to vote proxies related to their portfolio holdings. The Funds have retained a fund administrator to assist with various related administrative activities related to the Funds’ proxy activities, including filing Form N-PX.

II.	Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.	Policy – Proxies and Corporate Actions

As a fixed income manager, it is not anticipated that DoubleLine will vote many (if any) proxies. However, because this Proxy Policy also applies to voting and/or consent rights of securities held by DoubleLine Clients, DoubleLine will, on behalf of each Client (including the Funds or the Private Funds), with respect to debt securities, vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Clients’ best interests in mind. To the extent that voting a proxy is desirable, DoubleLine votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts and considers each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of Clients to do so.

In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines (listed below), DoubleLine will vote in accordance with its contractual obligations.

In addition, where the Adviser determines that there are unusual costs and/or difficulties associated with voting a proxy (or class action or corporate action), which more typically might be the case with respect to proxies (or class action or corporate action) of non-U.S. issuers, the Adviser reserves the right to not vote a proxy unless it determines that the potential benefits of voting the proxy exceed the expected cost to the Client. Other factors that may influence DoubleLine’s determination not to vote a proxy for a debt or equity security include if: (1) the effect on the applicable Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) DoubleLine otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

The Guidelines provide a basis for making decisions in the voting of proxies, class actions or corporate actions for Clients of DoubleLine. When voting proxies, class actions or corporate actions, DoubleLine’s utmost concern is that all decisions be made solely in the interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine will vote (assuming it votes at all) for or against a particular type of proposal. DoubleLine’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of DoubleLine’s clients, are best able to determine how to further client interests and goals and are primarily responsible for determining how to vote proxies, class actions or corporate actions in accordance with this policy. The portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management and, if desired, an outside service.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designate. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy or corporate actions information will be delivered to them.

IV.	Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings; however, DoubleLine will assist clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds.

V.	Class Actions Policy

As a fixed income manager, it is not anticipated that DoubleLine will receive regular or frequent notices regarding Class Action lawsuits related to Client portfolio securities. In the event that Client securities become the subject of a Class Action lawsuit, the portfolio manager will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the Class Action is in the Client’s best interest, DoubleLine will submit appropriate documentation on Clients’ behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a Class Action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in a Class Action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the Class Action, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.	Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to vote proxies or take action in respect of corporate actions on behalf of Clients when a Client’s relevant securities are on loan in accordance with the Client’s securities lending program that is controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proxy or corporate action voting matter that would enhance the economic value of the client’s position and that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to vote the proxy until or unless the Client recalls the lent security. When such situations relate to the Funds or the Private Funds, DoubleLine will take actions to recall the lent security.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, the Firm retains the right to vote or not, based on the determination of the Firm’s investment personnel as to whether voting would be in the Client’s best interest.

VII.	Procedures for Material Conflicts of Interest

Should material conflicts of interest arise as to a proxy or corporate action, the proxy or corporate action shall be brought to the attention of the Chief Compliance Officer or designate, who shall involve other executive managers or legal counsel (which may be the General Counsel) as may be deemed necessary by the Chief Compliance Officer to attempt to resolve such conflicts. Such individuals also shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Chief Compliance Officer (or designate) is a situation where a proxy contest involves securities issued by a DoubleLine Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Chief Compliance Officer or designate.)

If, after appropriate review, a material conflict is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the voting guidelines or factors set forth in this Policy; (ii) convening a committee consisting of the Chief Compliance Officer and other non-investment executive officers of DoubleLine to assess and resolve the conflict; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen non-investment executive officers of DoubleLine; or (iv) voting (or not voting) in accordance with the instructions of such Client or (v) not voting the Proxy (if consistent with DoubleLine’s fiduciary obligations).

VIII.	Procedures for Proxy Solicitation

In the event that any Employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event, then the Employee must forward the solicitation request to the Chief Compliance Officer or designate. Such requests shall be reviewed with appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designate.

IX.	Additional Procedures for the Funds

A. Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B. Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their statements of additional information (“SAIs”) the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed end funds (such as DOC) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The DoubleLine Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund’s proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

or.

X.	Recordkeeping

A.	DoubleLine must maintain the documentation described in this policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained.

B.	Client request to review proxy votes:

Any request from a Client, whether written (including e-mail) or oral, received by any Employee of DoubleLine, must be retained.

The Client Service group will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular client redacted.

Furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and maintained in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Proxy voting records:

Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision.

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XI.	Disclosure

The CCO or designate will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

Attachment A to DoubleLine Capital LP, DoubleLine Funds, DoubleLine Private Funds and DoubleLine Opportunistic Credit Fund Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For trustee nominees in uncontested elections
•	For management nominees in contested elections
•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees
•	For changing the company name
•	For approving other business
•	For adjourning the meeting
•	For technical amendments to the charter and/or bylaws
•	For approving financial statements

Capital Structure

•	For increasing authorized common stock
•	For decreasing authorized common stock
•	For amending authorized common stock
•	For the issuance of common stock, except against if the issued common stock has superior voting rights
•	For approving the issuance or exercise of stock warrants
•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For decreasing authorized preferred stock
•	For canceling a class or series of preferred stock
•	For amending preferred stock
•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders
•	For eliminating preemptive rights
•	For creating or restoring preemptive rights
•	Against authorizing dual or multiple classes of common stock
•	For eliminating authorized dual or multiple classes of common stock
•	For amending authorized dual or multiple classes of common stock
•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights
•	For a stock repurchase program
•	For a stock split
•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company
•	For recapitalization
•	For restructuring the company
•	For bankruptcy restructurings
•	For liquidations
•	For reincorporating in a different state
•	For a leveraged buyout of the company
•	For spinning off certain company operations or divisions
•	For the sale of assets
•	Against eliminating cumulative voting
•	For adopting cumulative voting

Board of Trustees

•	For limiting the liability of trustees
•	For setting the board size
•	For allowing the trustees to fill vacancies on the board without shareholder approval
•	Against giving the board the authority to set the size of the board as needed without shareholder approval
•	For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause
•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights
•	For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board
•	Against amending a classified board
•	For repealing a classified board
•	Against ratifying or adopting a shareholder rights plan (poison pill)
•	Against redeeming a shareholder rights plan (poison pill)
•	Against eliminating shareholders’ right to call a special meeting
•	Against limiting shareholders’ right to call a special meeting
•	For restoring shareholders’ right to call a special meeting
•	Against eliminating shareholders’ right to act by written consent
•	Against limiting shareholders’ right to act by written consent
•	For restoring shareholders’ right to act by written consent
•	Against establishing a supermajority vote provision to approve a merger or other business combination
•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction
•	For eliminating a supermajority vote provision to approve a merger or other business combination
•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision
•	Against amending a fair price provision
•	For repealing a fair price provision
•	For limiting the payment of greenmail
•	Against adopting advance notice requirements
•	For opting out of a state takeover statutory provision
•	Against opt into a state takeover statutory provision

Compensation

•

For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•

For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•

For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For limiting per-employee option awards
•	For extending the term of a stock incentive plan for employees
•	Case-by-case on assuming stock incentive plans
•

For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value
•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value
•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value
•

For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements
•

For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•

For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan
•	For adopting a savings plan
•	For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 15% of the outstanding common equity
•	For adopting a deferred compensation plan
•	For approving a long-term bonus plan
•	For approving an employment agreement or contract
•	For amending a deferred compensation plan
•	For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)
•	For amending an annual bonus plan
•	For reapproving a stock option plan or bonus plan for purposes of OBRA
•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors
•	Against requiring the auditors to attend the annual meeting
•	Against limiting consulting by auditors
•	Against requiring the rotation of auditors
•	Against restoring preemptive rights
•	For asking the company to study sales, spin-offs, or other strategic alternatives
•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
•	Against eliminating the company’s discretion to vote unmarked proxy ballots.
•	For providing equal access to the proxy materials for shareholders
•	Against requiring a majority vote to elect trustees
•	Against requiring the improvement of annual meeting reports
•	Against changing the annual meeting location
•	Against changing the annual meeting date
•	Against asking the board to include more women and minorities as trustees.
•	Against seeking to increase board independence
•	Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy
•	Against requiring minimum stock ownership by trustees
•	Against providing for union or employee representatives on the board of trustees
•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan
•	For increasing the independence of the nominating committee
•	For creating a nominating committee of the board
•	Against urging the creation of a shareholder committee
•	Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees
•	Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees
•	For adopting cumulative voting
•	Against requiring trustees to place a statement of candidacy in the proxy statement
•	Against requiring the nomination of two trustee candidates for each open board seat

•	Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect
•	For repealing a classified board
•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
•	For eliminating supermajority provisions
•	For reducing supermajority provisions
•	Against repealing fair price provisions
•	For restoring shareholders’ right to call a special meeting
•	For restoring shareholders’ right to act by written consent
•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
•	For seeking to force the company to opt out of a state takeover statutory provision
•	Against reincorporating the company in another state
•	For limiting greenmail payments
•	Against advisory vote on compensation
•	Against restricting executive compensation
•	For enhance the disclosure of executive compensation
•	Against restricting trustee compensation
•	Against capping executive pay
•	Against calling for trustees to be paid with company stock
•	Against calling for shareholder votes on executive pay
•	Against calling for the termination of trustee retirement plans
•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria
•	Against seeking shareholder approval to reprice or replace underwater stock options
•	For banning or calling for a shareholder vote on future golden parachutes
•	Against seeking to award performance-based stock options
•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
•	Against requesting that future executive compensation be determined without regard to any pension fund income
•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
•	Against requiring option shares to be held
•	For creating a compensation committee
•

Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee
•	For increasing the independence of the audit committee
•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies
•	For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting
•	Against asking the company to limit or end operations in Burma
•	For asking management to review operations in Burma
•	For asking management to certify that company operations are free of forced labor
•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts
•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets
•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems
•	Against asking management to report on the company’s foreign military sales or foreign offset activities
•	Against asking management to limit or end nuclear weapons production
•	Against asking management to review nuclear weapons production
•	Against asking the company to establish shareholder-designated contribution programs
•	Against asking the company to limit or end charitable giving
•	For asking the company to increase disclosure of political spending and activities
•	Against asking the company to limit or end political spending
•	For requesting disclosure of company executives’ prior government service
•	Against requesting affirmation of political nonpartisanship
•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting
•	Against severing links with the tobacco industry
•	Against asking the company to review or reduce tobacco harm to health
•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting
•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report
•	Against asking the company to take action on embryo or fetal destruction
•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting
•

For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles
•

For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum
•

For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•

For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat
•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings
•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions
•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work
•

For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy
•	Against asking management to adopt a sexual orientation non-discrimination policy
•	For asking management to report on or review Mexican operations
•	Against asking management to adopt standards for Mexican operations
•	Against asking management to review or implement the MacBride principles
•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles
•

For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions
•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Adopted by the DoubleLine Opportunistic Credit Fund

Board: August 24, 2011

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling (877) DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Jeffrey E. Gundlach (Portfolio Manager since the Fund’s inception)

Mr. Jeffrey E. Gundlach is the founder and Chief Executive Officer and Chief Investment Officer of DoubleLine Capital LP (“DoubleLine” or the “Adviser”). Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009. Mr. Gundlach’s business experience during the five years prior to founding DoubleLine includes holding the following positions at TCW: Chief Investment Officer, Group Managing Director and President.

Philip A. Barach (Portfolio Manager since the Fund’s inception)

Mr. Barach is co-founder and President of DoubleLine. Prior to DoubleLine, Mr. Barach was Co-Founder and Group Managing Director of TCW Mortgage Group where he spent over 23 years. He attended the Hebrew University of Jerusalem, where he received a BA in International Relations and an MBA in Finance. Mr. Barach assists Mr. Gundlach in overseeing the implementation of the Fund’s overall strategy.

Joel A. Damiani (Portfolio Manager since the Fund’s inception)

Mr. Damiani is a Principal and founding member of DoubleLine. He also is a Portfolio Manager in the Mortgage Group. Prior to joining DoubleLine in 2009, Mr. Damiani was a Managing Director and MBS Portfolio Manager at TCW since 1999. Mr. Damiani holds both a BS in Molecular Biology and an MS in Finance from the University of Wisconsin. He is a CFA charterholder. Mr. Damiani assists in managing the mortgage-backed securities and other structured products portion of the Fund’s portfolio.

Joseph J. Galligan (Portfolio Manager since the Fund’s inception)

Mr. Galligan is a Principal and founding member of DoubleLine. He is also a Portfolio Manager in the Mortgage Group. Prior to joining DoubleLine in 2009, Mr. Galligan had been a Managing Director and Portfolio Manager at TCW since 1991. Mr. Galligan holds a BS in Economics with a concentration in Finance from the Wharton School of Business at the University of Pennsylvania. He is a CFA charterholder. Mr. Galligan assists in managing the mortgage-backed securities and other structured products portion of the Fund’s portfolio.

Luz M. Padilla (Portfolio Manager since the Fund’s inception)

Ms. Padilla has been a Portfolio Manager of DoubleLine since January 2010. As part of the Fund’s portfolio management team, Ms. Padilla manages the emerging markets fixed income portion of the Fund’s portfolio. For the five-year period prior to joining DoubleLine, Ms. Padilla was a Managing Director at TCW.

Bonnie Baha (Portfolio Manager since the Fund’s inception)

Ms. Baha has been a Portfolio Manager of DoubleLine since its inception in December 2009. As part of the Fund’s portfolio management team, Ms. Baha manages the global developed credit portion of the Fund’s portfolio. For the five-year period prior to joining DoubleLine, Ms. Baha was a Managing Director at TCW.

(a)(2) The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of September 30, 2012:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts ($ millions)	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee ($ millions)

Jeffrey E. Gundlach

Registered investment companies	12	$38,130	-	-

Other pooled investment vehicles	2	$3,006	2	$3,006

Other accounts	40	$3,727	-	-

Phillip A Barach

Registered investment companies	4	$34,245	-	-

Other pooled investment vehicles	2	$3,006	2	$3,006

Other accounts	40	$3,727	-	-

Joel A Damiani

Registered investment companies	1	$367	-	-

Other pooled investment vehicles	2	$3,006	2	$3,006

Other accounts	-	-	-	-

Joseph J Galligan

Registered investment companies	1	$367	-	-

Other pooled investment vehicles	2	$3,006	2	$3,006

Other accounts	-	-	-	-

Luz M. Padilla

Registered investment companies	6	$1,791	-	-

Other pooled investment vehicles	-	-	-	-

Other accounts	4	$333	-	-

Bonnie Baha

Registered investment companies	4	$1,168	-	-

Other pooled investment vehicles	-	-	-	-

Other accounts	-	-	-	-

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. The Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Adviser and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for a portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services, which may directly or indirectly affect the portfolio managers’ compensation, will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including assets attributable to reverse repurchase agreements, dollar roll transactions or similar transactions and/or borrowings, and to any preferred shares that may be outstanding, which may create an incentive for a portfolio manager to leverage the Fund or to leverage using strategies that increase the Adviser’s fee.

(a)(3) The following describes how the Adviser is compensated as of September 30, 2012:

The Fund pays a monthly fee to the Adviser, computed and paid at the annual rate (as a percentage of the Fund’s average daily total managed assets) of 1.00%. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar roll transactions or similar transactions, and/or borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. With respect to any reverse repurchase agreements, dollar rolls or similar transactions, “total managed assets” also includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. The average daily total managed assets of the Fund for any month is determined by taking an average of all of the determinations of total managed assets during such month at the close of business on each business day during such month.

The overall objective of the compensation program for portfolio managers is for the Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Adviser. Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers may participate in equity incentives based on overall firm performance of the Adviser, through direct ownership interests in the Adviser or participation in stock option or stock appreciation plans of Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of Adviser, taking into account factors relevant to a portfolio manager’s contribution to the success of Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

(a)(4) The following provides information about the dollar range of equity securities in the registrant beneficially owned by the Portfolio Managers as of September 30, 2012:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant

Jeffrey E. Gundlach	None
Philip A. Barach	None
Joel A. Damiani	None
Joseph J. Galligan	None
Luz M. Padilla	None
Bonnie Baha	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule
10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DOUBLELINE OPPORTUNISTIC CREDIT FUND

By (Signature and Title)*	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	12/7/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	12/7/12

By (Signature and Title)*	/s/ Susan Nichols
Susan Nichols, Treasurer

Date	12/7/12

* Print the name and title of each signing officer under his or her signature.